Exhibit 10.1

PIERRE FOODS, INC.

AMENDMENT NO. 1 TO CREDIT AGREEMENT

Dated as of April 3, 2006

AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”), among PIERRE FOODS, INC., a North Carolina corporation (the “Borrower”), the Lenders (as hereinafter defined) party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the lenders party thereto (collectively, the “Lenders”) and the Administrative Agent are parties to that certain Credit Agreement dated as of June 30, 2004 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment being used herein with the meanings as specified in the Credit Agreement); and

WHEREAS, the Borrower, the Administrative Agent and each of the Lenders party hereto have agreed to amend the Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Amendment of Credit Agreement.

(i)            Clause (a) of the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“(a)         with respect to the Term B Facility, a per annum rate equal to:

(i)    in the case of Base Rate Loans, 1.00%; and

(ii)   in the case of Eurodollar Rate Loans, 2.00% and”

(ii)           Section 2.07(a) of the Credit Agreement is hereby amended by deleting the reference to “Section 2.06” and inserting “Section 2.05” in lieu thereof.

(iii)          Section 7.02(c)(iv) of the Credit Agreement is amended by deleting the figure “$5,000,000” and inserting “$7,500,000” in lieu thereof.

Conditions to Effectiveness.  This Amendment and the amendments contained herein shall become effective on the date (the “Amendment No. 1 Effective Date”) when each of the conditions set forth in this Section 2 shall have been fulfilled to the satisfaction of the Administrative Agent.

Execution of Counterparts.  The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of each of (a) the Borrower, (b) the Administrative Agent, (c) the Required Lenders and (d) each Term B Lender, or as to any of the foregoing parties, advice reasonably satisfactory to the Administrative Agent that each of the foregoing parties has executed a counterpart of this Amendment.

Payment of Fees and Expenses.  The Borrower shall have paid all expenses (including the fees and expenses of Shearman & Sterling LLP) incurred in connection with the preparation, negotiation and execution of this Amendment and other matters relating to the Credit Agreement to the extent invoiced to the Borrower.

Execution of Consent.  The Administrative Agent shall have received counterparts of a consent substantially in the form of Exhibit A to this Amendment, duly executed by each of the entities listed therein.

Certificates.  The Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent, a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Amendment, (B) that no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any third party is required for the due execution, delivery or performance by the Borrower of this Amendment, (C) that the representations and warranties contained in Section 3 of this Amendment are true and correct and (D) that no event has occurred and is continuing that constitutes a Default.

No Default.  No Default shall have occurred and be continuing, or would occur as a result of the transactions contemplated by this Amendment.

Confirmation of Representations and Warranties.  The Borrower hereby represents and warrants, on and as of the date hereof, that the representations and warranties contained in the Credit Agreement are correct and true in all material respects on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of the date hereof, other than any such representations or warranties that, by their terms, refer to a specific date.

Reference to and Effect on the Transaction Documents.  i. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified by this Amendment.

The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended and otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties purported to be secured thereby, in each case as amended by this Amendment.

The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, and shall be subject to the jurisdictional and service provisions of the Credit Agreement, as if this Amendment were a part of the Credit Agreement.

Entire Agreement; Modification.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, there being no other agreements or understandings, oral, written or otherwise, respecting such subject matter, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be amended, extended or otherwise modified, except in a writing executed in whole or in counterparts by each party hereto.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective authorized officers as of the day and year first above written.

Borrower:

PIERRE FOODS, INC.

By:	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President Finance

Administrative Agent:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Louis K. Beasley, III
	Name:	Louis K. Beasley, III
	Title:	Director

Lenders:

By:	/s/ Term B Lender Signatures
Name:
Title:

EXHIBIT A TO AMENDMENT NO. 1

CONSENT

Reference is made to the Credit Agreement, dated as of June 30, 2004, as amended by Amendment No. 1 to the Credit Agreement, dated as of April 3, 2006, among the Borrower, the Lenders party thereto and Wachovia Bank, National Association, as Agent (such Credit Agreement, as so amended, the “Credit Agreement”).

Each of the undersigned confirms and agrees that (a) notwithstanding the effectiveness of the foregoing Amendment No. 1 to the Credit Agreement, each Loan Document to which such Person is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, in each case as amended by Amendment No. 1 to the Credit Agreement, and (b) the Collateral Documents to which such Person is a party and all of the Collateral described therein do and shall continue to secure the payment of all of the Obligations purported to be secured thereby, as such Obligations may be supplemented, modified and amended from time to time.

Guarantors:

By:	/s/ Joseph W. Meyers
Name: Joseph W. Meyers
Title: Vice President Finance